SHARE REPURCHASE	12 Months Ended
Dec. 31, 2011
SHARE REPURCHASE

22. SHARE REPURCHASE

In the third quarter of 2011, the Board authorized a share repurchase program under which management may exercise discretion to repurchase up to $20 million of the Company’s American Depositary Shares (“ADSs”). This share repurchase program will be funded with the Company’s cash on hand. The repurchase program does not obligate the Company to repurchase a minimum number of shares, and the program may be suspended or canceled without prior notice. As of December 31, 2011, the Company repurchased a total of 290,130 ADSs, equivalent to 1,740,780 ordinary shares, from the open market, at the average price of $5.12 per ADS. As the Company plans to cancel all of the shares repurchased, it used the par-value method to record the costs of share repurchase, which resulted in a reduction in our additional paid-in capital in the amount of $ 1,495,014 as of December 31, 2011.